UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

February 21, 2008/February 15, 2008

(Date of Report/Date of earliest event reported)

DOMTAR CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE (State of incorporation)	001-33164 (Commission File Number)	20-5901152 (IRS Employer Identification No.)

395 de Maisonneuve Blvd. West

Montreal, Quebec

Canada H3A 1L6

(Address and zip code of principal executive offices)

(514) 848-8555

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 15, 2008 (i) Domtar Corporation (“Domtar Corp.”), (ii) Domtar Paper Company, LLC (the “Existing Subsidiary Guarantor”), (iii) The Bank of New York, as trustee (the “Trustee”) and (iv) Conbord Inc., Domtar America Corp. Domtar A.W. Corp., Domtar Enterprises Inc., Domtar Industries Inc., Domtar Maine Corp., Domtar U.S.A. Corp, Domtar Wisconsin Dam Corp., E.B. Eddy Paper, Inc., Port Huron Fiber Corporation and St. Croix Water Power Company, each a direct or indirect subsidiary of Domtar Corp. (collectively, the “February 15 New Subsidiary Guarantors”), entered into a supplemental indenture (the “First Supplemental Indenture”), supplementing the Indenture, dated as of November 18, 2007 (the “Indenture”), among Domtar Corp., the Existing Subsidiary Guarantor and the Trustee, relating to Domtar Corp.’s 7 1/8% Notes due 2015, 5.375% Notes due 2013, 7.875% Notes due 2011 and 9 1/2% Notes due 2016 (collectively, the “Notes”).

On February 20, 2008, Domtar Corp., the Existing Subsidiary Guarantor, the Trustee and Ris Paper Company, Inc., an indirect subsidiary of the Company (collectively with the February 15 New Subsidiary Guarantors, the “New Subsidiary Guarantors”), entered into a second supplemental indenture (the “Second Supplemental Indenture”, and together with the First Supplemental Indenture, the “Supplemental Indentures”), supplementing the Indenture related to the Notes.

Pursuant to the Supplemental Indentures, the New Subsidiary Guarantors became guarantors of the Notes.

The foregoing description of the Supplemental Indentures does not purport to be complete and is qualified in its entirety by reference to the Supplemental Indentures, copies of which are attached as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.
4.1	Supplemental Indenture, dated February 15, 2008, among Domtar Corp., as issuer, Domtar Paper Company, LLC, as existing subsidiary guarantor, The Bank of New York, as Trustee, and the new subsidiary guarantors parties thereto, relating to Domtar Corp.’s 7 1/8% Notes due 2015, 5.375% Notes due 2013, 7.875% Notes due 2011 and 9 1/2% Notes due 2016.

4.2	Second Supplemental Indenture, dated February 20, 2008, among Domtar Corp., as issuer, Domtar Paper Company, LLC, as existing subsidiary guarantor, The Bank of New York, as Trustee, and the new subsidiary guarantor party thereto, relating to Domtar Corp.’s 7 1/8% Notes due 2015, 5.375% Notes due 2013, 7.875% Notes due 2011 and 9 1/2% Notes due 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMTAR CORPORATION

By:	/s/ Razvan Theodoru
Name:	Razvan Theodoru
Title:	Vice-President and Secretary

Date: February 21, 2008

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
4.1	Supplemental Indenture, dated February 15, 2008, among Domtar Corp., as issuer, Domtar Paper Company, LLC, as existing subsidiary guarantor, The Bank of New York, as Trustee, and the new subsidiary guarantors parties thereto, relating to Domtar Corp.’s 7 1/8% Notes due 2015, 5.375% Notes due 2013, 7.875% Notes due 2011 and 9 1/2% Notes due 2016

4.2	Second Supplemental Indenture, dated February 20, 2008, among Domtar Corp., as issuer, Domtar Paper Company, LLC, as existing subsidiary guarantor, The Bank of New York, as Trustee, and the new subsidiary guarantor party thereto, relating to Domtar Corp.’s 7 1/8% Notes due 2015, 5.375% Notes due 2013, 7.875% Notes due 2011 and 9 1/2% Notes due 2016

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